MUNIYIELD
MICHIGAN
FUND, INC.






FUND LOGO





Semi-Annual Report

April 30, 1998




Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYM




This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield
Michigan Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper






MuniYield Michigan Fund, Inc.


TO OUR SHAREHOLDERS

For the six months ended April 30, 1998, the Common Stock of MuniYield Michigan Fund, Inc. earned $0.441 per share income dividends, which included earned and unpaid dividends of $0.071. This represents a net annualized yield of 5.79%, based on a month-end net asset value of $15.35 per share. Over the same period, the total investment return on the Fund's Common Stock was +1.91%, based on a change in per share net asset value from $15.58 to $15.35, and assuming reinvestment of $0.445 per share income dividends and $0.078 per share capital gains distributions.

For the six months ended April 30, 1998, the Fund's Auction Market Preferred Stock had an average yield of 3.65%.


The Municipal Market Environment
During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 40% compared to the same period a year ago. During the last three months, municipalities issued over $72 billion in new securities, an increase of more than 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $100 billion in investment-grade corporate bonds have been underwritten, an increase of more than 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.


MuniYield Michigan Fund, Inc.
April 30, 1998


It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%--88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.


Portfolio Strategy
During the six months ended April 30, 1998, we gradually adopted a more constructive investment outlook. We believe that the current absence of inflationary pressures will continue, and further slowing of US economic growth is likely as a result of the ongoing Asian financial crisis. In our opinion, slower economic growth, coupled with minimal inflation, should result in interest rate declines. Therefore, we have used recent periods of interest rate volatility to add higher-yielding issues to the Fund's holdings. The Fund has remained fully invested in order to seek to enhance shareholder income and participate in improving fixed-income markets that we expect in the coming months.

During the period, short-term tax-exempt interest rates traded in a relative narrow range centered around 3.50%. Recently, these interest rates rose slightly in response to temporary seasonal tax factors that should abate quickly in the coming weeks. Despite the recent moderate increase in short-term interest rates, throughout the period the leveraging of the Fund's Preferred Stock continued to generate a significant yield enhancement to Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and the yield on the Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 3 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager



May 29, 1998





MuniYield Michigan Fund, Inc.
April 30, 1998




THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Michigan Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.




MuniYield Michigan Fund, Inc.
April 30, 1998




PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Michigan Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
DATES     Daily Adjustable Tax-Exempt Securities
HDA       Housing Development Authority
PCR       Pollution Control Revenue Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's    Face                                                                                         Value
Ratings  Ratings   Amount                                 Issue                                                (Note 1a)

Michigan--93.2%
                            Battle Creek, Michigan, Tax Increment Finance Authority Revenue Bonds (f):
A-       NR*      $ 1,320     7.10% due 5/01/2004                                                               $  1,515
A-       NR*        1,000     7.40% due 5/01/2004                                                                  1,163

AAA      Aaa        5,000   Brighton, Michigan, Area School District Refunding, UT, Series II,
                            4.90%** due 5/01/2015 (b)                                                              2,027

AAA      Aaa        3,545   Capital Region Airport Authority, Michigan, Airport Revenue Bonds, AMT,
                            6.60% due 7/01/2012 (c)                                                                3,840

                            Delta County, Michigan, Economic Development Corporation, Environmental
                            Improvement Revenue Bonds (Mead Escanaba Paper)(a):
NR*      P1           400     DATES, Series F, 4.15% due 12/01/2013                                                  400
AA+      P1         1,400     Refunding, VRDN, Series D, 4.15% due 12/01/2023                                      1,400

AAA      Aaa        1,900   Detroit, Michigan, Sewage Disposal Revenue Bonds, 6.625% due 7/01/2001 (d)(f)          2,066

AAA      Aaa        2,500   Detroit, Michigan, Water Supply System Revenue Bonds, Series A, 5% due
                            7/01/2027 (c)                                                                          2,375

AAA      Aaa        2,000   Ferris State University, Michigan, General Revenue Refunding Bonds,
                            5% due 10/01/2023 (b)                                                                  1,906

AAA      Aaa        2,000   Grand Ledge, Michigan, Public Schools District, UT, 6.45% due 5/01/2014 (c)            2,206

AAA      Aaa        5,850   Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds,
                            6.50% due 1/01/2015 (d)                                                                6,237

                            Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility, Revenue
                            Refunding and Improvement Bonds (Bronson Methodist), Series A:
A        A1         2,500     6.25% due 5/15/2012                                                                  2,708
A        A1         1,750     6.375% due 5/15/2017                                                                 1,877

AAA      Aaa        7,100   Kent, Michigan, Hospital Finance Authority, Health Care Revenue Bonds
                            (Butterworth Health Systems), Series A, 5.625% due 1/15/2026 (c)                       7,197

AAA      Aaa        2,500   Kent, Michigan, Hospital Finance Authority, Hospital Facility, Revenue Refunding
                            Bonds (Pine Rest Christian Hospital), 6.50% due 11/01/2010 (d)                         2,687

                            Michigan Higher Education Student Loan Authority Revenue Bonds, AMT:
NR*      A          1,250     Series XIV-A, 6.75% due 10/01/2006                                                   1,338
A1       VMIG1++      300     VRDN, Series XII-D, 4.10% due 10/01/2015 (a)(b)                                        300

                            Michigan Municipal Bond Authority Revenue Bonds:
A        NR*        1,100     (Local Government Loan--Revenue Sharing), Series B, 5.80% due 11/01/2013             1,147
AA+      Aa2        2,500     Refunding (Local Government--Qualified School), Series A, 6.50% due 5/01/2016        2,738
AA+      Aa1        4,700     (State Revolving Fund), Series A, 6.55% due 10/01/2002 (f)                           5,184


MuniYield Michigan Fund, Inc.
April 30, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P      Moody's    Face                                                                                         Value
Ratings  Ratings   Amount                                 Issue                                                (Note 1a)

Michigan (continued)
                            Michigan State Building Authority Revenue Bonds (College Savings),
                            Facilities Program, Series II (b):
AAA      Aaa      $ 1,185     4.67%** due 10/15/2009                                                             $   678
AAA      Aaa        1,675     4.77%** due 10/15/2010                                                                 897

                            Michigan State, HDA, Rental Housing Revenue Bonds:
AA-      NR*        2,915     AMT, Series A, 7.15% due 4/01/2010                                                   3,137
AA-      NR*        3,410     Series B, 7.10% due 4/01/2021                                                        3,652

                            Michigan State, HDA, S/F Mortgage Revenue Bonds:
AA+      NR*        2,500     Refunding, Series C, 6.50% due 6/01/2016                                             2,604
AA+      NR*        1,000     Series A, 6.80% due 12/01/2012                                                       1,057
AA+      NR*        3,325     Series A, 6.875% due 6/01/2023                                                       3,491

                            Michigan State Hospital Finance Authority Revenue Bonds:
AAA      Aaa        2,000     (Mercy Health Services), Series R, 5.375% due 8/15/2026 (b)                          1,981
AAA      A1         1,000     (Mid-Michigan Obligation Group), 6.90% due 12/01/2002 (f)                            1,120
AAA      Aaa        2,000     (Oakwood Hospital Obligation Group), 7.10% due 7/01/2000 (d)(f)                      2,159
A        A2         5,875     Refunding (Detroit Medical Center Obligation Group), Series A, 6.50% due
                              8/15/2018                                                                            6,359
AA       Aa2        2,500     Refunding (Henry Ford Health Systems), Series A, 5.25% due 11/15/2020                2,423
AA       Aa2        3,500     Refunding (Henry Ford Health Systems), Series A, 5.25% due 11/15/2025                3,401
AA-      Aaa        1,250     (Sisters of Mercy Health Corp.), Series J, 7.50% due 2/15/2001 (f)                   1,378

                            Michigan State Strategic Fund, Limited Obligation Revenue Bonds, AMT:
A        A1         2,500     (Ford Motor Co. Project), Series A, 6.55% due 10/01/2022                             2,683
BBB      Baa1       2,500     (Waste Management Inc. Project), 6.625% due 12/01/2012                               2,696

                            Michigan State Strategic Fund, Limited Obligation, Revenue Refunding Bonds:
AAA      Aaa        7,500     (Detroit Edison Co. Plantation Project), 6.875% due 12/01/2021 (d)                   8,146
AAA      Aaa        2,500     (Detroit Edison Co. Project), Series CC, 6.95% due 9/01/2021 (d)                     2,710
A        A1         8,000     (Ford Motor Co. Project), Series A, 7.10% due 2/01/2006                              9,250

A        A3         2,500   Michigan State Strategic Fund, PCR, Refunding (General Motors Corp.), 6.20%
                            due 9/01/2020                                                                          2,690

                            Michigan State Trunk Line, Series A:
AA-      A1         1,000     5.625% due 11/15/2013                                                                1,037
AA-      A1         1,370     5.70% due 11/15/2016                                                                 1,434

AAA      Aaa        6,500   Monroe County, Michigan, Economic Development Corp., Limited Obligation, Revenue
                            Refunding Bonds (Detroit Edison Co. Project), Series AA, 6.95% due 9/01/2022 (d)       8,009

AAA      Aaa        1,000   Northern Michigan University Revenue Bonds, 5% due 12/01/2025 (c)                        951

AAA      Aaa        5,000   Oxford, Michigan, Area Community School District (Building and Site), UT,
                            5.40% due 5/01/2025 (d)                                                                5,012

AA+      Aa2        1,370   Plymouth-Canton, Michigan, Community School District, Refunding, UT, Series A,
                            6.625% due 5/01/2016                                                                   1,463

AA+      Aa2        2,250   Reeths-Puffer, Michigan, Schools Building, UT, Series Q, 6.625% due 5/01/2002 (f)      2,473

AAA      Aaa        2,000   Romulus, Michigan, Community Schools, UT, Series I, 6.75% due 5/01/2001 (e)(f)         2,176

                            Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                            (William Beaumont Hospital):
AA       Aa3        2,250     Refunding, Series G, 5.25% due 11/15/2019                                            2,202
AA       Aa2        6,250     Series O, 6.75% due 1/01/2001 (f)                                                    6,750
AA       Aaa        3,500     Series O, 6.75% due 1/01/2001 (f)                                                    3,784

AAA      Aaa        2,000   South Redford, Michigan, School District, UT, 5.25% due 5/01/2016 (d)                  1,998


MuniYield Michigan Fund, Inc.
April 30, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's    Face                                                                                         Value
Ratings  Ratings   Amount                                 Issue                                                (Note 1a)

Michigan (concluded)
AAA      Aaa      $ 1,000   Three Rivers, Michigan, Community Schools, Revenue Refunding Bonds, UT,
                            5% due 5/01/2023 (e)                                                                 $   953

A1+      VMIG1++      200   University of Michigan, University Hospital Revenue Bonds, VRDN, Series A,
                            4.10% due 12/01/2027 (a)                                                                 200

AA       Aa1        2,510   University of Michigan, University Housing Revenue Bonds, Series A, 5.50% due
                            11/15/2017                                                                             2,568

A1+      VMIG1++    4,855   University of Michigan, University Medical Revenue Bonds (Service Plan),
                            VRDN, Series A, 4.10% due 12/01/2027 (a)                                               4,855

AAA      Aaa        3,500   Western Michigan University, General Revenue Refunding Bonds, 5.125% due
                            11/15/2022 (d)                                                                         3,388

Puerto Rico--4.4%

AAA      Aaa        7,500   Puerto Rico, RITR, Series 14, 6.37% due 7/01/2027 (c)(g)                               7,650

Total Investments (Cost--$159,058)--97.6%                                                                        169,726

Other Assets Less Liabilities--2.4%                                                                                4,229
                                                                                                                --------
Net Assets--100.0%                                                                                              $173,955
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.



   See Notes to Financial Statements.




QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1998 were as follows:

                                 Percent of
S&P Rating/Moody's Rating        Net Assets

AAA/Aaa                             48.0%
AA/Aa                               26.2
A/A                                 17.7
BBB/Baa                              1.6
Other++                              4.1

[FN]
++Temporary investments in short-term municipal investments.




MuniYield Michigan Fund, Inc.
April 30, 1998


FINANCIAL INFORMATION
Statement of Assets, Liabilities and Capital as of April 30, 1998
Assets:             Investments, at value (identified cost--$159,058,033) (Note 1a)                         $169,725,611
                    Cash                                                                                          44,312
                    Receivables:
                      Interest                                                             $  3,040,185
                      Securities sold                                                         1,414,133        4,454,318
                                                                                           ------------
                    Prepaid expenses and other assets                                                              9,174
                                                                                                            ------------
                    Total assets                                                                             174,233,415
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1e)                                       166,808
                      Investment adviser (Note 2)                                                72,206          239,014
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        38,921
                                                                                                            ------------
                    Total liabilities                                                                            277,935
                                                                                                            ------------

Net Assets:         Net assets                                                                              $173,955,480
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,200
                      shares of AMPS* issued and outstanding at $25,000 per
                      share liquidation preference)                                                         $ 55,000,000
                      Common Stock, par value $.10 per share (7,747,674 shares
                      issued and outstanding)                                              $    774,767
                    Paid-in capital in excess of par                                        108,074,970
                    Undistributed investment income--net                                      1,355,247
                    Accumulated realized capital losses on investments--net                  (1,917,082)
                    Unrealized appreciation on investments--net                              10,667,578
                                                                                           ------------
                    Total--Equivalent to $15.35 net asset value per share of
                    Common Stock (market price--$14.8125)                                                    118,955,480
                                                                                                            ------------
                    Total capital                                                                           $173,955,480
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.




MuniYield Michigan Fund, Inc.
April 30, 1998



FINANCIAL INFORMATION (continued)



Statement of Operations
                                                                                 For the Six Months Ended April 30, 1998
Investment Income   Interest and amortization of premium and discount earned                                $  4,950,421
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    431,842
                    Commission fees (Note 4)                                                     69,406
                    Professional fees                                                            40,893
                    Accounting services (Note 2)                                                 17,106
                    Transfer agent fees                                                          15,761
                    Printing and shareholder reports                                             15,311
                    Directors' fees and expenses                                                 11,339
                    Listing fees                                                                  8,043
                    Custodian fees                                                                6,909
                    Pricing fees                                                                  3,672
                    Other                                                                        10,442
                                                                                           ------------
                    Total expenses                                                                               630,724
                                                                                                            ------------
                    Investment income--net                                                                     4,319,697
                                                                                                            ------------

Realized & Unreal-  Realized gain on investments--net                                                          1,545,409
ized Gain           Change in unrealized appreciation on investments--net                                     (2,594,141)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  3,270,965
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended     Year Ended
Increase (Decrease) in Net Assets:                                                        April 30, 1998   Oct. 31, 1997
Operations:         Investment income--net                                                 $  4,319,697     $  8,987,506
                    Realized gain on investments--net                                         1,545,409          541,037
                    Change in unrealized appreciation on investments--net                    (2,594,141)       1,615,126
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,270,965       11,143,669
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (3,443,828)      (6,932,397)
Shareholders          Preferred Stock                                                          (815,430)      (1,965,766)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                             (601,393)              --
                      Preferred Stock                                                          (168,366)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                        (5,029,017)      (8,898,163)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                                 321,861               --
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                321,861               --
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (1,436,191)       2,245,506
                    Beginning of period                                                     175,391,671      173,146,165
                                                                                           ------------     ------------
                    End of period*                                                         $173,955,480     $175,391,671
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,355,247     $  1,294,808
                                                                                           ============     ============

                    See Notes to Financial Statements.




MuniYield Michigan Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                      April 30,       For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                 1998       1997      1996      1995       1994
Per Share           Net asset value, beginning of period              $  15.58   $  15.29  $  15.23  $  14.05   $  16.59
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .56       1.16      1.18      1.19       1.20
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.13)       .28       .11      1.47      (2.44)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .43       1.44      1.29      2.66      (1.24)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.45)      (.90)     (.93)     (.92)      (.96)
                      Realized gain on investments--net                   (.08)        --        --      (.27)      (.10)
                      In excess of realized gain on
                      investments--net                                      --         --      (.04)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.53)      (.90)     (.97)    (1.19)     (1.06)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.11)      (.25)     (.25)     (.23)      (.22)
                        Realized gain on investments--net                 (.02)        --        --      (.06)      (.02)
                        In excess of realized gain on
                        investments--net                                    --         --      (.01)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.13)      (.25)     (.26)     (.29)      (.24)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.35   $  15.58  $  15.29  $  15.23   $  14.05
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $14.8125   $ 15.125  $  14.50  $ 13.875   $ 12.625
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      1.30%+++  10.92%    11.67%    19.93%    (18.40%)
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   1.91%+++   8.35%     7.28%    18.29%     (9.00%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .73%*      .74%      .75%      .76%       .76%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Investment income--net                               5.00%*     5.15%     5.26%     5.50%      5.25%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                          $118,955   $120,392  $118,146  $117,600   $108,467
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $ 55,000   $ 55,000  $ 55,000  $ 55,000   $ 55,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  17.08%     16.06%    19.73%    15.47%     18.88%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,163   $  3,189  $  3,148  $  3,138   $  2,972
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    371   $    894  $    880  $    806   $    765
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock
Outstanding:++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



MuniYield Michigan Fund, Inc.
April 30, 1998


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Michigan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


MuniYield Michigan Fund, Inc.
April 30, 1998


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $28,930,530 and $44,293,252, respectively.

Net realized gains for the six months ended April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows:


                                    Realized      Unrealized
                                      Gains         Gains

Long-term investments              $1,545,409    $10,667,578
                                   ----------    -----------
Total                              $1,545,409    $10,667,578
                                   ==========    ===========


As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $10,667,578, of which $11,293,927 related to appreciated securities and $626,349 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $159,058,033.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1998 increased by 20,464 as a result of a dividend reinvestment and during the year ended October 31, 1997 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1998 was 4.00%.

As of April 30, 1998, there were 2,200 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce Fenner & Smith Inc., an affiliate of FAM, earned $52,222 as commissions.


5. Subsequent Event:
On May 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.071311 per share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.